Exhibit 13.1

Certification of Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of 4Front Ventures Corp. (the “Company”), on Form 20-F for the period ended December 31, 2019 (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Leonid Gontmakher, the Chief Executive Officer of the Company, and I, Nicolle Dorsey, Chief Financial Officer of the Company, hereby certify, that, to my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

[SIGNATURE PAGE FOLLOWS]

Date: June 30, 2020

/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer

/s/ Nicolle Dorsey
Nicolle Dorsey
Chief Financial Officer

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